                                                                      EXHIBIT 24
                                POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2001, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of February 5, 2002.




                                         /s/ Edwin L. Artzt
                                        -------------------------------------
                                        Edwin L. Artzt
                                        Director
                                        Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2001, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of February 4, 2002.




                                                    /s/ James L. Broadhead
                                                    ----------------------------
                                                    James L. Broadhead
                                                    Director
                                                    Delta Air Lines, Inc.

                               POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2001, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of January 31, 2002.




                                             /s/ Edward H. Budd
                                            ----------------------------------
                                            Edward H. Budd
                                            Director
                                            Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2001, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of February 2, 2002.




                                            /s/ R. Eugene Cartledge
                                            -----------------------------------
                                            R. Eugene Cartledge
                                            Director
                                            Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2001, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of January 31, 2002.




                                                    /s/ Mary Johnston Evans
                                                    ---------------------------
                                                    Mary Johnston Evans
                                                    Director
                                                    Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2001, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of January 31, 2002.




                                          /s/ George Fisher
                                          ------------------------------
                                          George M.C. Fisher
                                          Director
                                          Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2001, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of January 31, 2002.




                                           /s/ David R. Goode
                                           -----------------------------------
                                           David R. Goode
                                           Director
                                           Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2001, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of January 31, 2002.




                                                    /s/ Gerald Grinstein
                                                    ---------------------------
                                                    Gerald Grinstein
                                                    Director
                                                    Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2001, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of March 18, 2002.




                                                    /s/ Leo F. Mullin
                                                    ---------------------------
                                                    Leo F. Mullin
                                                    Director
                                                    Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2001, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of January 31, 2002.




                                          /s/ John F. Smith, Jr.
                                         -------------------------------------
                                         John F. Smith, Jr.
                                         Director
                                         Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2001, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of February 23, 2002.




                                            /s/ Joan E. Spero
                                            -----------------------------------
                                            Joan E. Spero
                                            Director
                                            Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2001, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of January 31, 2002.




                                              /s/ Andrew J. Young
                                              ---------------------------------
                                              Andrew J. Young
                                              Director
                                              Delta Air Lines, Inc.